CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of PMX Communities, Inc. (the "registrant"), hereby certifies, to such officer's knowledge, that the registrant's Quarterly Report on Amendment 1 to Form 10-Q for the quarter ended June 30, 2011 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                 /s/Mark Connell
                                 ----------------------
                                 Mark Connell
                                 Chief Executive Officer

September 13, 2011



CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of PMX Communities, Inc. (the "registrant"), hereby certifies, to such officer's knowledge, that the registrant's Quarterly Report on Amendment 1 to Form 10-Q for the quarter ended June 30, 2011 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                 /s/Michael C. Hiler
                                 ----------------------
                                 Michael C. Hiler
                                 Chief Financial Officer

September 13, 2011